BANCROFT FUND LTD. One Corporate Center Rye, NY 10580-1422 t 914.921.5070 www.gabelli.com

PRESS RELEASE

For Immediate Release

BANCROFT FUND LTD.

ANNOUNCES RIGHTS OFFERING FOR COMMON SHARES

Rye, NY – March 6, 2020 – The Board of Trustees of Bancroft Fund Ltd. (NYSE American: BCV) (the “Fund”) has approved a transferable rights offering that will allow the Fund’s common shareholders to acquire additional common shares (the “Offering”). The Offering will be made only by means of a prospectus. This announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities.

SUMMARY OF THE TERMS OF THE OFFERING

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Subject to the effectiveness of the Fund’s registration statement currently on file with the Securities and Exchange Commission (“SEC”), each shareholder will receive one transferable right (the “Right”) for each common share held on the record date (March 19, 2020).

•	Three Rights plus $20.50 (the “Subscription Price”) will be required to purchase one additional common share (the “Primary Subscription”). The purchase price will be payable in cash.

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Record date shareholders who fully exercise their Primary Subscription Rights will be eligible for an over-subscription privilege entitling them to subscribe, subject to certain limitations and a pro-rata allotment, for any additional common shares not purchased pursuant to the Primary Subscription. Rights acquired in the secondary market may not participate in the over-subscription privilege.

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The Rights are expected to trade “when issued” on the NYSE American beginning on March 17, 2020, and the Fund’s common shares are expected to trade “Ex-Rights” on the NYSE American beginning on March 18, 2020. The Rights are expected to begin trading for normal settlement on the NYSE American (NYSE American: BCV RT) on or about March 24, 2020.

•	The Offering expires at 5:00 PM Eastern Time on April 21, 2020, unless extended.

The Offer is subject to the effectiveness of the Fund’s registration statement currently on file with the SEC and will be made only by means of a prospectus supplement and accompanying prospectus. The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offering to record date shareholders beginning on March 19, 2020. Financial Advisors will likely send notices shortly thereafter. Inquiries regarding the Offering should be directed to 800-GABELLI or 914-921-5070.

Any common shares issued as a result of the Offering will not be record date shares for the Fund’s quarterly distribution to be paid on March 24, 2020, and will not be entitled to receive such distribution.

The information herein is not complete and is subject to change. The Fund may not sell these securities until the Fund’s registration statement currently on file with the SEC is effective. A final registration statement relating to the securities has not been filed with the SEC as of the date of this press release. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and the prospectus supplement will contain this and additional information about the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund at 800-GABELLI or 914-921-5070.

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About Bancroft Fund Ltd.

Bancroft Fund Ltd. is a diversified, closed-end management investment company with $170 million in total net assets. BCV invests primarily in convertible securities with the objectives of providing income and the potential for capital appreciation, objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).

About GAMCO Investors

GAMCO Investors, Inc., through its subsidiaries, manages private advisory accounts (GAMCO Asset Management Inc.), mutual funds and closed-end funds (Gabelli Funds, LLC). As of December 31, 2019, GAMCO Investors had $36.5 billion in assets under management.

Investor Contact

Laurissa Martire at (914) 921-5399 or lmartire@gabelli.com

NYSE American – BCV

CUSIP – 059695106